UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2017

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2017, Paul Clancy notified Biogen Inc. (the “Company”) that he will step down as Executive Vice President, Finance and Chief Financial Officer of the Company to join another biopharmaceutical company. Mr. Clancy will remain at the Company through the second quarter of fiscal 2017 and will assist with the transition.

On June 10, 2017, the Company appointed Gregory F. Covino, the Company’s Vice President, Finance and Chief Accounting Officer, as the Company’s interim Principal Financial Officer, effective upon Mr. Clancy’s departure. Mr. Covino will serve as the Company’s interim Principal Financial Officer as the Company conducts a search for a new Chief Financial Officer.

Mr. Covino, age 51, has served as the Company’s Vice President and Chief Accounting Officer since April 2012. Prior to that, Mr. Covino served at Boston Scientific Corporation, a medical device company, as Vice President, Corporate Analysis and Control Executive since March 2010, having responsibility for the company’s internal audit function, and as Vice President, Finance, International from February 2008 to March 2010, having responsibility for the financial activities of the company’s international division. Prior to that, Mr. Covino held several finance positions at Hubbell Incorporated, an electrical products company, including Vice President, Chief Accounting Officer and Controller from 2002 to 2008, Interim Chief Financial Officer from 2004 to 2005, and Director, Corporate Accounting from 1999 to 2002.

Item 7.01	Regulation FD Disclosure.

On June 13, 2017, the Company issued a press release announcing that Mr. Clancy will step down as Executive Vice President, Finance and Chief Financial Officer of the Company and the appointment of Mr. Covino as the interim Principal Financial Officer. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The press release being furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed on the Exhibit Index below is furnished as part of this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Inc.

By:	/s/ Susan H. Alexander
Susan H. Alexander, Secretary

Date: June 13, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Biogen’s press release dated June 13, 2017.